UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2026

Commission File Number: 001-41430

Pagaya Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	98-1704718
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

335 Madison Ave, 16th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(646) 710-7714
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, no par value	PGY	The NASDAQ Stock Market LLC
Warrants to purchase Class A Ordinary Shares	PGYWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual General Meeting of Shareholders on August 17, 2026. Below are the final voting results. For more information on the following proposals, see the Company’s Proxy Statement dated July 6, 2026.

(1)ELECTION OF DIRECTORS

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gal Krubiner	130,371,453	342,907	64,491	22,265,220
Avital Pardo	130,265,581	448,680	64,590	22,265,220
Yahav Yulzari	130,260,031	454,687	64,133	22,265,220
Avi Zeevi	120,658,756	9,904,259	215,836	22,265,220
Alison Davis	130,356,667	358,442	63,742	22,265,220
Jason Gardner	129,892,670	820,150	66,031	22,265,220
Harvey Golub	130,085,632	626,491	66,728	22,265,220
Asheet Mehta	130,312,027	386,855	79,969	22,265,220
Dan Petrozzo	130,391,236	305,678	81,937	22,265,220
Tami Rosen	128,442,201	2,271,173	65,477	22,265,220

(2)RE-APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR	152,794,384
AGAINST	175,272
ABSTAIN	74,415

(3)APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

FOR	127,798,789
AGAINST	2,848,649
ABSTAIN	131,413
BROKER NON-VOTES	22,265,220

(4)APPROVAL OF THE 2026 BONUS CALCULATION FRAMEWORK FOR THE COMPANY’S MANAGEMENT DIRECTORS

The voting results for Items 4(a) and 4(b) reflect the Special Majority (as defined in the Proxy Statement).

(a)Mr. Krubiner

FOR	81,667,434
AGAINST	2,547,090
ABSTAIN	132,911
BROKER NON-VOTES	22,265,220

(b)Mr. Pardo and Mr. Yulzari

FOR	61,004,213
AGAINST	2,647,592
ABSTAIN	133,016
BROKER NON-VOTES	22,265,220

(5)RATIFICATION OF PRIOR COMPENSATION ACTIONS FOR THE COMPANY’S MANAGEMENT DIRECTORS

The voting results for Items 5(a), 5(b) and 5(c) reflect the Special Majority (as defined in the Proxy Statement).

(a)Mr. Krubiner

FOR	80,547,731
AGAINST	3,670,583
ABSTAIN	129,121
BROKER NON-VOTES	22,265,220

(b)Mr. Pardo and Mr. Yulzari

FOR	59,874,550
AGAINST	3,822,490
ABSTAIN	87,781
BROKER NON-VOTES	22,265,220

(c)Ms. Rosen

FOR	126,561,259
AGAINST	4,083,432
ABSTAIN	86,672
BROKER NON-VOTES	22,265,220

(6)APPROVAL OF THE COMPENSATION FOR THE COMPANY’S MANAGEMENT DIRECTORS FOR THE YEARS 2027-2029

The voting results for Items 6(a) and 6(b) reflect the Special Majority (as defined in the Proxy Statement).

(a)Mr. Krubiner

FOR	81,347,768
AGAINST	2,851,737
ABSTAIN	147,930
BROKER NON-VOTES	22,265,220

(b)Mr. Pardo and Mr. Yulzari

FOR	60,734,676
AGAINST	2,897,928

ABSTAIN	152,217
BROKER NON-VOTES	22,265,220

(7)APPROVAL OF CERTAIN CHANGES TO THE CASH COMPENSATION FOR THE COMPANY’S NON-EMPLOYEE DIRECTORS

FOR	130,171,492
AGAINST	439,384
ABSTAIN	167,975
BROKER NON-VOTES	22,265,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAGAYA TECHNOLOGIES LTD.

Date: August 18, 2026	By:	/s/ Gal Krubiner
	Name:	Gal Krubiner
	Title:	Chief Executive Officer